Exhibit 10.3

RESTRICTED STOCK UNIT AWARD AGREEMENT

pursuant to

LEXMARK INTERNATIONAL, INC.
2005 NONEMPLOYEE DIRECTOR STOCK PLAN

This RESTRICTED STOCK UNIT AWARD AGREEMENT (the "Agreement") between Lexmark International, Inc., a Delaware corporation (the "Company"), and [DIRECTOR] (the "Grantee") is entered into as of the ________ day of ___________, _______ (the "Grant Date") pursuant to the Lexmark International, Inc. 2005 Nonemployee Director Stock Plan, as amended and restated, effective April 21, 2015, and as the same may be amended from time to time (the "Plan").  Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Plan.

WHEREAS, the Grantee is a member of the Board of Directors of the Company (the “Board”), who is not also an officer or employee of the Company or one of its Subsidiaries or affiliated with any stockholder of the Company holding 5% or more of the Company’s equity securities, and the Committee has determined that it would be to the advantage and in the interest of the Company to grant the restricted stock unit award provided for herein to the Grantee as an inducement to the Grantee to remain in the service of the Company and the Subsidiaries and as an incentive to the Grantee to devote his or her best efforts and dedication to the performance of such services and to maximize shareholder value; and

WHEREAS, the Grantee desires to accept from the Company the grant of the restricted stock units evidenced hereby on the terms and subject to the conditions herein;

NOW, THEREFORE, in consideration of the premises and subject to the terms and conditions set forth herein and in the Plan, the parties hereto hereby covenant and agree as follows:

1.	Restricted Stock Unit Award.

(a)
Restricted Stock Unit Award.  The Company hereby grants to the Grantee, effective as of the date hereof and on the terms and conditions herein, the number of restricted stock units set forth on the signature page hereof, each representing the Grantee's right to receive one share of Common Stock at the time or times provided for in Section 3 hereof, subject to the terms and conditions described herein (the "Restricted Stock Units" or "Units").

(b)
2005 Nonemployee Director Stock Plan.  This Agreement is subject in all respects to the terms of the Plan, all of which terms are made a part of and incorporated in this Agreement by reference.  In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.  The Grantee hereby acknowledges that copies of the Plan may be obtained from the Vice President of Human Resources and agrees to comply with and be bound by all of the terms and conditions thereof.

(c)
Establishment of Account.  No shares of Common Stock will be issued on the date of grant of the Restricted Stock Units and the Company shall not be required to set aside a fund for the payment of any such Units.  The Company will establish a separate bookkeeping account for the Grantee and will record in such account the number of Restricted Stock Units awarded to the Grantee and, to the extent applicable, the Dividend Equivalent Units provided for in Section 3(b) hereof.

2.	Vesting and Settlement of Restricted Stock Units.

(a)
Vesting and Settlement.  The Restricted Stock Units, including associated Dividend Equivalent Units, shall become 100% vested on __________,_____ (the "Vesting Date"), subject to the Grantee's continuous service as a member of the Board of Directors of the Company from the Grant Date to the Vesting Date.  After the Restricted Stock Units, including associated Dividend Equivalent Units, have become vested pursuant to the terms of this Agreement, they shall settle on the earlier of (i) the fifth anniversary of the Grant Date or (ii) the Grantee’s separation from service as a member of the Board (the “Settlement Date”); provided, however, in the event of the Grantee’s death, any unsettled vested Restricted Stock Units, including associated Dividend Equivalent Units, shall be settled as soon as practicable after the date of the Grantee’s death.

(b)
Acceleration.  The Committee may, in its discretion, accelerate the vesting of all or any portion of the Restricted Stock Units or waive any conditions to the vesting of such Restricted Stock Units; however, the Committee shall not accelerate a Settlement Date, unless otherwise permitted under Code Section 409A or the Treasury Regulations issued thereunder.

(c)
Termination of Status as a Board Member.  In the event of the Grantee's termination of service as a member of the Board prior to the Vesting Date, for any reason other than death or disability (as defined in Code Section 409A and the Treasury Regulations issued thereunder), the Grantee shall immediately forfeit all rights with respect to any Restricted Stock Units, including associated Dividend Equivalent Units, which have not yet vested in accordance with the provisions of Section 2(a) of this Agreement.  The Restricted Stock Units, including associated Dividend Equivalent Units, shall become 100% vested in the event of the Grantee’s termination of service as a member of the Board due to death or disability.

(d)	Deferred Settlement. The Grantee may elect to defer any Settlement Date set forth in Section 2(a), subject to the terms and conditions set forth in Section 9.6 of the Plan.

3.	Payment of Restricted Stock Unit Award.

(a)
Payment.  On, or as soon as reasonably practicable after, each Settlement Date, the Company shall direct its stock transfer agent to make (or to cause to be made) an appropriate book entry in the Company's stock transfer books and records reflecting the transfer to the Grantee, and the Grantee's ownership, of one share of Common Stock for each vested Restricted Stock Unit and Dividend Equivalent Unit that shall have become settled on such Settlement Date. No payment will be required to be made by the Grantee upon the delivery of such shares of Common Stock.

(b)	Dividend Equivalents. The Company will credit to the bookkeeping account of the Grantee a number of units in an amount equal to (i) the dividend amount per share of Common Stock multiplied by the number of Restricted Stock Units outstanding under this Agreement as of the dividend record date, divided by (ii) the closing price of Common Stock on the dividend payment, rounded down to the nearest whole share ("Dividend Equivalent Units").  Dividend Equivalent Units in respect of Restricted Stock Units that shall have become vested pursuant to the terms of this Agreement shall be payable to the Grantee on the Settlement Date.

4.
Transferability.  Unless otherwise provided in accordance with the provisions of the Plan, the Restricted Stock Units, including associated Dividend Equivalent Units, may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the Grantee, other than by will or the laws of descent and distribution.  The term "Grantee" as used in this Agreement shall include any permitted transferee of the Restricted Stock Units as provided in Section 16.1 of the Plan.

5.	Adjustment in Capitalization.

(a)
The aggregate number of shares of Common Stock covered by the Restricted Stock Units, including associated Dividend Equivalent Units, granted hereunder shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, an Adjustment Event.

(b)
Any shares of stock (whether Common Stock, shares of stock into which shares of Common Stock are converted or for which shares of Common Stock are exchanged or shares of stock distributed with respect to Common Stock) or cash or other property received or credited to the account of the Grantee with respect to the Restricted Stock Units, including associated Dividend Equivalent Units, as a result of any Adjustment Event, any distribution of property or any merger, consolidation, reorganization, liquidation, dissolution or other similar transaction shall, except as otherwise provided by the Committee, be subject to the same terms and conditions, including restrictions on transfer, as are applicable to the Restricted Stock Units with respect to which such shares, cash or other property is received or so credited and stock certificate(s), if any, representing or evidencing any shares of stock or other property so received shall be legended as appropriate.

6.
Preemption by Applicable Laws and Regulations.  Notwithstanding anything in the Plan or this Agreement to the contrary, the issuance of shares of Common Stock hereunder shall be subject to compliance with all applicable U.S. federal, state and non-U.S. securities laws.  Without limiting the foregoing, if any law, regulation or requirement of any governmental authority having jurisdiction shall require either the Company or the Grantee (or the Grantee's beneficiary or estate) to take any action in connection with the issuance of any shares of Common Stock hereunder, the issuance of such shares shall be deferred until such action shall have been taken to the satisfaction of the Company.

7.
Interpretation; Construction.  All of the powers and authority conferred upon the Committee pursuant to any term of the Plan or the Agreement shall be exercised by the Committee, in its sole discretion.  All determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan or the Agreement shall be final, binding and conclusive for all purposes and upon all persons and, in the event of any judicial review thereof, shall be overturned only if arbitrary and capricious.

The Committee may consult with legal counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

8.
Amendment.  The Committee shall have the right, in its sole discretion, to alter or amend this Agreement, from time to time, in any manner for the purpose of promoting the objectives of the Plan, provided that, except as otherwise provided in the Plan, no such amendment shall impair the Grantee's rights under this Agreement without the Grantee's consent.  Subject to the preceding sentence, any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person.  The Company shall give written notice to the Grantee of any such alteration or amendment of this Agreement as promptly as practicable after the adoption thereof.  This Agreement may also be amended by a writing signed by both the Company and the Grantee.

9.
No Rights as a Stockholder.  Except as provided by the Plan, the Grantee shall have no rights as a stockholder with respect to the Restricted Stock Units and Dividend Equivalent Units prior to the date as of which the shares of Common Stock covered thereby are transferred to the Grantee in accordance with Section 3(a) hereof.

10.	Miscellaneous.

(a)
Notices.  All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if mailed by regular United States mail, first-class and prepaid, or by any recognized international equivalent of such delivery, to the Company or the Grantee, as the case may be, at the following addresses or to such other address as the Company or the Grantee, as the case may be, shall specify by notice to the others delivered in accordance with this Section 10(a):

(i) (ii)
if to the Company, to it at:

One Lexmark Centre Drive
740 West New Circle Road
Lexington, KY 40550
Attention: Secretary

if to the Grantee, to the Grantee at the address set forth on the signature page hereof.

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

(b)
Binding Effect; Benefits.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns.  Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(c)
Waiver.  Any party hereto may by written notice to the other party (i) extend the time for the performance of any of the obligations or other actions of the other party under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other party contained in this Agreement and (iii) waive or modify performance of any of the obligations of the other party under this Agreement, provided any of such actions are not inconsistent with Code Section 409A and the Treasury Regulations issued thereunder.  Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

(d)
Assignability.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Grantee without the prior written consent of the other party.

(e)
Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws and excluding any conflict or choice of law rule or principle that may otherwise refer construction or interpretation of the Plan or this Agreement to the substantive law of another jurisdiction.

(f)
Jurisdiction.  The Grantee hereby irrevocably and unconditionally submits to the jurisdiction and venue of the state courts of the Commonwealth of Kentucky and of the United States District Court of the Eastern District of Kentucky located in Fayette County, Kentucky, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereby irrevocably agree that all claims in respect of any such action or proceeding may be heard and determined in such Kentucky state or United States federal courts located in such jurisdiction.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.  Grantee further agrees that any action related to, or arising out of, this Agreement shall only be brought by Grantee exclusively in the federal and state courts located in Fayette County, Kentucky.  Nothing in this Agreement shall affect any right that the Company may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(g)
Severability.  If any provision of this Agreement or the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of this Agreement or the Plan, and the Agreement and the Plan shall be construed and enforced as if such provision had not been included.

(h)
Survival.  Any provision of this Agreement which contemplates performance or observance subsequent to any termination or expiration of this Agreement shall survive any termination or expiration of this Agreement and continue in full force and effect.

(i)
Internal Revenue Code Section 409A.  The Company intends for this Agreement to comply with the provisions of Section 409A of the Code and Treasury Regulations promulgated thereunder.  Notwithstanding Section 9 hereof, the Company reserves the right to amend this Agreement to comply with Section 409A of the Code without the Grantee’s consent.

(j)	Section and Other Headings, Etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(k)	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

*           *           *           *           *

IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the date first above written.

LEXMARK INTERNATIONAL, INC.

GRANTEE

(Sign Here)

Name:

Address of the Grantee:
Number of Restricted Stock Units: ______ Granted on: __________